UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  June 29, 2010

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Wireless HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-16151 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Effective June 21, 2010 (the “delisting date”), Deutsche Telekom AG, an underlying constituent of the Wireless HOLDRS Trust (the “Trust”), was delisted from trading on NYSE.  Pursuant to the prospectus for the Trust, if Deutsche Telekom AG is not listed for trading on another national securities exchange within five business days from the delisting date, it shall be distributed by The Bank of New York Mellon.  The rate of distribution is 0.1848409 Deutsche Telekom AG shares per Wireless HOLDRS.  The record date and pay date for the distribution shall be July 1, 2010 and July 7, 2010, respectively.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Wireless HOLDRS Trust Prospectus Supplement dated June 29, 2010 to Prospectus dated April 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: June 29, 2010	By:	/s/ Liam B. O’Neil
	Name:	Liam B. O’Neil
	Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Wireless HOLDRS Trust Prospectus Supplement dated June 29, 2010 to Prospectus dated April 15, 2010.